                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):  April 3, 2003



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                        0-26071                 06-1447017
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
  of incorporation)                   File Number)           Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
            (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

Item 6. Resignations of Registrant's Directors.

On April 3, 2003, Douglas McIntyre resigned as a director of EDGAR Online, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2003                               EDGAR Online, Inc.


                                                  /s/ Susan Strausberg
                                                  ------------------------------
                                                      Susan Strausberg
                                                      Chief Executive Officer




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